EXHIBIT 20.35

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5

Distribution Date                                                      7/15/2002
Collection Period                                                           6/02

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                        $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                             $0.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $0.00

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                $2,005,992.99

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $57,791.58

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                 $1,948,201.41

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                      $24.65

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $0.71

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                       $23.94

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $1,047,427.28

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                        $30,329.74

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $1,017,097.54

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $10.47

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $0.30

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $10.17

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $37,103,292.92

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                 $34,137,993.98

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9200799

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $103,458.41

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                        $772.99

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $3.18

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.00

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $7,750,000.00
                          Spread Account Balance                                                       $7,750,000.00

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  ($41,691.51)

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $243,835.46

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $333,725.67

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 229
                          Aggregate Gross Amount                                                       $1,238,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 101
                          Aggregate Gross Amount                                                         $548,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.86%

          (b)      Average Delinquency Ratio                                                                    5.84%

          (c)      Cumulative Default Ratio                                                                    22.85%

          (d)      Cumulative Net Loss Ratio                                                                   14.84%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                          No


CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,487,006.56
     LOCK BOX NSF ITEMS:                                                                                  (21,118.71)
     TOTAL COLLECTION PROCEEDS:                                                                         3,465,887.85
     FOR DISTRIBUTION DATE:                                                                                7/15/2002
     FOR DETERMINATION DATE:                                                                                7/8/2002
     FOR COLLECTION PERIOD:                                                                                     6/02

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  37,103,292.92
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        37,103,292.92
                                 Principal portion of payments collected (non-prepayments)                              1,858,516.30
                                 Prepayments in full allocable to principal                                               735,158.00
                          Collections allocable to principal                                            2,593,674.30
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      37,898.97
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,631,573.27

                   Realized Losses                                                                        333,725.67
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     34,137,993.97

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                               591,652.93
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       242,661.65
                                                                                                      ---------------
                   Total Interest                                                                         834,314.58

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                                       0.00
          Beginning of Period Class A-3 Principal Balance                                              12,081,863.44
          Beginning of Period Class A-4 Principal Balance                                               6,396,429.48
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,791,691.51
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           41,619.59
          Scheduled Payments due in Collection Period                                                   2,623,293.55
          Scheduled Payments collected in Collection Period                                             2,450,169.23
          Aggregate Amount of Realized Losses for preceding Distribution Date                             333,725.67

     MISCELLANEOUS CURRENT EXPENSES                                                                             0.00
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                229   1,238,000.00
          60 - 89 days delinquent                                                                                 75     390,000.00
          90 - 119 days delinquent                                                                                26     158,000.00
          120+ days delinquent                                                                                     0           0.00
          Repos in Inventory                                                                                     103     591,236.17




     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        2,377,236.17
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  292,895.00

          Delinquency Ratio for second preceding Determination Date                                             5.60%
          Delinquency Ratio for third preceding Determination Date                                              5.06%

          Cumulative Defaults for preceding Determination Date                                         70,557,404.00

          Cumulative Net Losses for preceding Determination Date                                       45,891,853.71

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              3,185,327.23
                          Liquidation Proceeds                                                             37,898.97
                          Recoveries                                                                      242,661.65
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                       2,738.83
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,468,626.68
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,858,516.30
                          Prepayments in full allocable to principal                                      735,158.00
                          Principal Balance of Liquidated Receivables                                     371,624.64
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,965,298.94

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                     No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,965,298.94
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           1,948,201.41

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                                No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,965,298.94
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                1,017,097.54




          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  12,081,863.44
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   57,791.58

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   6,396,429.48
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   30,329.74

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                            3,468,626.68
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,144,837.97
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                                 463.80
                   Standby Servicer distributions                                                             772.99
                   Servicer distributions                                                                 103,458.41
                   Insurance and Reimbursement Obligations                                                243,835.46
                                                                                                      ---------------
                                                                                                          (24,741.95)
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                     772.99
                     Backup Servicer Fee plus Analysis Fee (180.00) and Due Diligence                       6,740.00
                     Servicing Fee (2.0%)                                                                  61,838.82
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                41,619.59
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                    231.90
                     Indenture Trustee's out-of-pocket expenses                                                 0.00
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                     231.90
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                                    0.00
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                                    0.00
                 (B) Class A-2 Interest Distributable Amount - Current Month                                    0.00
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                                    0.00
                 (C) Class A-3 Interest Distributable Amount - Current Month                               57,791.58
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                      57,791.58
                 (D) Class A-4 Interest Distributable Amount - Current Month                               30,329.74
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                      30,329.74
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         1,948,201.41
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        1,948,201.41
                     Class A Principal Distribution Amount to Class A-1                                         0.00
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                 1,948,201.41
          (vii)      Class A-4 Principal Distributable Amount                                           1,017,097.54
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                  14,224.16
                     Short-Term Reinsurance                                                                20,329.63
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                       28,448.33
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                  (31,481.95)

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                     Class A-1 Principal Distributions                                                          0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                                        0.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                              0.00

          Class A-3 Beginning of Period Principal Amount                                               12,081,863.44
                     Class A-3 Principal Distributable Amount                                           1,948,201.41
          Class A-3 End of Period Principal Amount                                                     10,133,662.04

          Class A-4 Beginning of Period Principal Amount                                                6,396,429.48
                     Class A-4 Principal Distributable Amount                                           1,017,097.54
          Class A-4 End of Period Principal Amount                                                      5,379,331.94

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                          34,137,993.98

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                       3,468,626.68
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                111,435.20
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,357,191.48

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         3,357,191.48
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                               0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,357,191.48

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         3,357,191.48
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                          57,791.58
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,299,399.90

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         3,299,399.90
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                          30,329.74
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,269,070.16

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         3,269,070.16
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,177,652.45

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         3,177,652.45
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       1,948,201.41
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    1,229,451.04

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        1,229,451.04
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      1,017,097.54
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      212,353.51

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                          212,353.51
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      212,353.51

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                         212,353.51
     (vi)     Note Insurer Premium                                                                        215,387.13
     (v)      Note Insurer Premium Supplement                                                              28,448.33
              Other Reimbursement Obligations to Note Insurer                                                   0.00
              Deficiency Amount                                                                           (31,481.95)
              Withdrawal from Spread Account to Cover Deficiency                                           31,481.95
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                            0.00

CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,377,236.17
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,377,236.17

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                    34,657,563.01

                   DELINQUENCY RATIO                                                                            6.86%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.86%
                          Delinquency Ratio for second preceding Determination Date                             5.60%
                          Delinquency Ratio for third preceding Determination Date                              5.06%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.84%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 70,557,404.00
                                 Current Period Defaulted Receivables                                     292,895.00
                                                                                                      ---------------
                                 Total                                                                 70,850,299.00

                                 Cumulative Defaulted Receivables                                      70,850,299.00

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                    22.85%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Principal Balance of Delinquent Accts >90 <120 days                      158,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                        79,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                           371,624.64

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (280,560.62)
                                                                                                      ---------------
                                 Net Losses                                                               170,064.02
                                 Cumulative Previous Net Losses                                        45,891,853.71
                                 Less: Previous Month's Delinquency Loss Estimate                         (59,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 46,002,417.73
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                   14.84%


ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      15.32
          Weighted Average Annual Percentage Rate                                                              20.05%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                             22.8%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                       7,168,978.74
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                 8,875,878.43
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         10,582,778.13
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

                   Requisite Amount                                                                     7,168,978.74

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                             34,137,993.98
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00

          Required Spread Account Amount                                                                               7,750,000.00
          Beginning of Period Spread Account Balance                                                                   7,791,691.51
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                                 (31,481.95)
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                                 (10,209.56)
          Earnings on Spread Account Balance                                                                               9,980.73
          Amount of Spread Account deposit (withdrawal)                                                                  (20,190.29)
          Net Spread Account Withdrawal to Seller                                                                        (20,190.29)
          Ending Spread Account Balance                                                                                7,750,000.00

IN WITNESS WHEREOF, I, David N. Kenneally, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:         /s/ David N. Kenneally
                        -----------------------------------------------
                Name:           David N. Kenneally
                        -----------------------------------------------
                Title:  Senior Vice President - Chief Financial Officer
                        -----------------------------------------------